Exhibit 5.1

SIDLEY AUSTIN LLP 787 SEVENTH AVENUE NEW YORK, NY 10019 +1 212 839 5300 +1 212 839 5599 FAX AMERICA • ASIA PACIFIC • EUROPE

June 22, 2023

Aon plc

Metropolitan Building

James Joyce Street

Dublin 1, Ireland D01 K0Y8

Aon Global Limited

The Aon Centre

The Leadenhall Building

122 Leadenhall Street

London, England, EC3V 4AN

Aon Global Holdings plc

The Aon Centre

The Leadenhall Building

122 Leadenhall Street

London, England, EC3V 4AN

Aon Corporation

200 East Randolph Street

Chicago, Illinois 60601

United States of America

Aon North America, Inc.

200 East Randolph Street

Chicago, Illinois 60601

United States of America

Re: Registration Statement on Form S-3

Ladies and Gentlemen:

We refer to the Registration Statement on Form S-3 (the “Registration Statement”) being filed by Aon plc, an Irish public limited company (“Aon plc”), Aon Global Limited, a limited company incorporated under the laws of England and Wales (“AGL”), Aon Global Holdings plc, a public limited company incorporated under the laws of England and Wales (“AGH”), Aon Corporation, a Delaware corporation (“Aon Corporation”), and Aon North America, Inc., a Delaware corporation (“ANA” and, collectively with Aon plc, AGH and Aon Corporation, the

Sidley Austin LLP is a limited liability partnership practicing in affiliation with other Sidley Austin partnerships.

Aon plc

Aon Global Limited

Aon Global Holdings plc

Aon Corporation

Aon North America, Inc.

June 22, 2023

“Issuers” and each, an “Issuer”), with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the registration of an unlimited amount of:

(i) Aon plc’s Class A ordinary shares, $0.01 nominal value (the “Class A Ordinary Shares”);

(ii) Aon plc’s preference shares, $0.01 nominal value (the “Preference Shares”);

(iii) unsecured debt securities of AGH (the “AGH Debt Securities”);

(iv) unsecured debt securities of Aon Corporation (the “Aon Corporation Debt Securities”);

(v) unsecured debt securities of ANA (the “ANA Debt Securities”);

(vi) unsecured debt securities co-issued by any of Aon plc, AGH, Aon Corporation and ANA (the “Co-Issued Debt Securities” and, collectively with the AGH Debt Securities, the Aon Corporation Debt Securities and the ANA Debt Securities, the “Debt Securities”);

(vii) guarantees of the AGH Debt Securities by Aon plc, AGL, Aon Corporation and/or ANA (the “AGH Debt Securities Guarantees”);

(viii) guarantees of the Aon Corporation Debt Securities by Aon plc, AGL, AGH and/or ANA (the “Aon Corporation Debt Securities Guarantees”);

(ix) guarantees of the ANA Debt Securities by Aon plc, AGL, AGH and/or Aon Corporation (the “ANA Debt Securities Guarantees”);

(x) guarantees of the Co-Issued Debt Securities by Aon plc, AGL, AGH, Aon Corporation and/or ANA, to the extent not acting as co-issuer (the “Co-Issued Debt Securities Guarantees” and, collectively with the AGH Debt Securities Guarantees, the Aon Corporation Debt Securities Guarantees and the ANA Debt Securities Guarantees, the “Guarantees”);

(xi) share purchase contracts of Aon plc (the “Share Purchase Contracts”), obligating the holders thereof to purchase from Aon plc and Aon plc to sell to such holders a specified number of Class A Ordinary Shares at a future date or dates; and

(xii) share purchase units of Aon plc (the “Share Purchase Units”), each representing ownership of a Share Purchase Contract and one or more other securities, including Co-Issued Debt Securities, Preference Shares or debt obligations of third parties, including the AGH Debt Securities, the Aon Corporation Debt Securities or the ANA Debt Securities.

Aon plc

Aon Global Limited

Aon Global Holdings plc

Aon Corporation

Aon North America, Inc.

June 22, 2023

The Debt Securities, the Guarantees, the Share Purchase Contracts and the Share Purchase Units are collectively referred to herein as the “Securities.” You have provided us with a draft of the Registration Statement in the form in which it will be filed, which includes a form of prospectus (the “Prospectus”). The Prospectus provides that it will be supplemented in the future by one or more supplements to the Prospectus (each, a “Prospectus Supplement”).

Unless otherwise specified in the applicable Prospectus Supplement:

(1) AGH Debt Securities or Co-Issued Debt Securities pursuant to which AGH is a co-issuer will be issued under an indenture (the “AGH Indenture”) to be entered into among AGH, as issuer or co-issuer, any of Aon plc, Aon Corporation or ANA, as co-issuer, and Aon plc, AGL, Aon Corporation and/or ANA, to the extent not acting as co-issuer, as guarantors (the “AGH Guarantors”) in respect of certain series of AGH Debt Securities or Co-Issued Debt Securities pursuant to which AGH is a co-issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”);

(2) Aon Corporation Debt Securities or Co-Issued Debt Securities pursuant to which Aon Corporation is a co-issuer will be issued under an indenture (the “Aon Corporation Indenture”) to be entered into among Aon Corporation, as issuer or co-issuer, any of Aon plc, AGH or ANA, as co-issuer, and Aon plc, AGL, AGH and/or ANA, to the extent not acting as co-issuer, as guarantors (the “Aon Corporation Guarantors”) in respect of certain series of Aon Corporation Debt Securities or Co-Issued Debt Securities pursuant to which Aon Corporation is a co-issuer, and the Trustee;

(3) ANA Debt Securities or Co-Issued Debt Securities pursuant to which ANA is a co-issuer will be issued under an indenture (the “ANA Indenture” and, collectively with the AGH Indenture and the Aon Corporation Indenture, the “Indentures”) to be entered into among ANA, as issuer or co-issuer, any of Aon plc, AGH or Aon Corporation, as co-issuer, and Aon plc, AGL, AGH and/or Aon Corporation, to the extent not acting as co-issuer, as guarantors (the “ANA Guarantors” and, collectively with the AGH Guarantors and the Aon Corporation Guarantors, the “Guarantors”) in respect of certain series of ANA Debt Securities or Co-Issued Debt Securities pursuant to which ANA is a co-issuer, and the Trustee; and

(4) the Share Purchase Contracts will be issued under a share purchase contract agreement (the “Share Purchase Contract Agreement”) between Aon plc and a share purchase contract agent (the “Share Purchase Contract Agent”); in each case substantially in the form that has been or will be filed as an exhibit to the Registration Statement.

Aon plc

Aon Global Limited

Aon Global Holdings plc

Aon Corporation

Aon North America, Inc.

June 22, 2023

This opinion letter is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

We have examined the Registration Statement, the Prospectus, the exhibits to the Registration Statement, the Memorandum and Articles of Association of Aon plc (the “Aon plc Charter”), the Articles of Association of AGL (the “AGL Charter”), the Articles of Association of AGH (the “AGH Charter”), the Amended and Restated Certificate of Incorporation of Aon Corporation (the “Aon Corporation Charter”), the Certificate of Incorporation, as amended, of ANA (the “ANA Charter” and, collectively with the Aon plc Charter, the AGL Charter, the AGH Charter and the Aon Corporation Charter, the “Charters”), the Amended and Restated By-laws of Aon Corporation (the “Aon Corporation By-laws”), the Bylaws of ANA (the “ANA Bylaws” and, together with the Aon Corporation By-laws, the “Bylaws”), the resolutions of Aon plc (the “Aon plc Resolutions”) adopted by the board of directors of Aon plc (the “Aon plc Board”) relating to the Registration Statement and the Securities, the resolutions of AGL (the “AGL Resolutions”) adopted by the board of directors of AGL (the “AGL Board”) relating to the Registration Statement and the Securities, the resolutions of AGH (the “AGH Resolutions”) adopted by the board of directors of AGH (the “AGH Board”) relating to the Registration Statement and the Securities, the resolutions of Aon Corporation (the “Aon Corporation Resolutions”) adopted by the board of directors of Aon Corporation (the “Aon Corporation Board”) relating to the Registration Statement and the Securities and the resolutions of ANA (the “ANA Resolutions” and, collectively with the Aon plc Resolutions, the AGL Resolutions, the AGH Resolutions and the Aon Corporation Resolutions, the “Resolutions”) adopted by the board of directors of ANA (the “ANA Board” and, collectively with the Aon plc Board, the AGL Board, the AGH Board and the Aon Corporation Board, the “Boards”) relating to the Registration Statement and the Securities. We have also examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and statements of the Issuers and others, and have examined such questions of law, as we have considered relevant and necessary as a basis for this opinion letter. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of all persons and the conformity with the original documents of any copies thereof submitted to us for examination. As to facts relevant to the opinions expressed herein, we have relied without independent investigation or verification upon, and assumed the accuracy and completeness of, certificates, letters and oral and written statements and representations of public officials and officers and other representatives of the Issuers.

Aon plc

Aon Global Limited

Aon Global Holdings plc

Aon Corporation

Aon North America, Inc.

June 22, 2023

Based on and subject to the foregoing and the other limitations, qualifications and assumptions set forth herein, we are of the opinion that:

1. The AGH Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of AGH when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the AGH Indenture (including any necessary supplemental indenture) shall have been qualified under the Trust Indenture Act of 1939, as amended (the “TIA”); (ii) a Prospectus Supplement with respect to the sale of such series of AGH Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the AGH Indenture shall have been duly authorized, executed and delivered by the parties thereto; (iv) all necessary corporate action shall have been taken by AGH to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of AGH Debt Securities as contemplated by the Registration Statement, the Prospectus and the Prospectus Supplement relating to such AGH Debt Securities and the AGH Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of AGH Debt Securities as contemplated by the AGH Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of AGH Debt Securities shall have been duly executed and delivered by, in the case of such a supplemental indenture, the parties to the AGH Indenture or, in the case of such an officers’ certificate, duly authorized officers of AGH, in each case in accordance with the AGH Charter, the final resolutions of the AGH Board or a duly authorized committee thereof and the AGH Indenture; and (vi) the certificates evidencing the AGH Debt Securities of such series shall have been duly executed and delivered by AGH, authenticated by the Trustee and issued, all in accordance with the AGH Charter, the final resolutions of the AGH Board or a duly authorized committee thereof, the AGH Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the AGH Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

2. The Aon Corporation Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of Aon Corporation when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the Aon Corporation Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) a Prospectus Supplement with respect to the sale of such series of Aon Corporation Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Aon Corporation Indenture shall have been duly authorized, executed and delivered by the parties thereto; (iv) all necessary corporate action shall have been taken by Aon Corporation to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Aon Corporation Debt Securities as contemplated by the Registration Statement, the

Aon plc

Aon Global Limited

Aon Global Holdings plc

Aon Corporation

Aon North America, Inc.

June 22, 2023

Prospectus and the Prospectus Supplement relating to such Aon Corporation Debt Securities and the Aon Corporation Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of Aon Corporation Debt Securities as contemplated by the Aon Corporation Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Aon Corporation Debt Securities shall have been duly executed and delivered by, in the case of such a supplemental indenture, the parties to the Aon Corporation Indenture or, in the case of such an officers’ certificate, duly authorized officers of Aon Corporation, in each case in accordance with the Aon Corporation Charter, the Aon Corporation By-laws, the final resolutions of the Aon Corporation Board or a duly authorized committee thereof and the Aon Corporation Indenture; and (vi) the certificates evidencing the Aon Corporation Debt Securities of such series shall have been duly executed and delivered by Aon Corporation, authenticated by the Trustee and issued, all in accordance with the Aon Corporation Charter, the Aon Corporation By-laws, the final resolutions of the Aon Corporation Board or a duly authorized committee thereof, the Aon Corporation Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the Aon Corporation Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

3. The ANA Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of ANA when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the ANA Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) a Prospectus Supplement with respect to the sale of such series of ANA Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the ANA Indenture shall have been duly authorized, executed and delivered by the parties thereto; (iv) all necessary corporate action shall have been taken by ANA to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of ANA Debt Securities as contemplated by the Registration Statement, the Prospectus and the Prospectus Supplement relating to such ANA Debt Securities and the ANA Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of ANA Debt Securities as contemplated by the ANA Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of ANA Debt Securities shall have been duly executed and delivered by, in the case of such a supplemental indenture, the parties to the ANA Indenture or, in the case of such an officers’ certificate, duly authorized officers of ANA, in each case in accordance with the ANA Charter, the ANA Bylaws, the final resolutions of the ANA Board or a duly authorized committee thereof and the ANA Indenture; and (vi) the certificates evidencing the ANA Debt Securities of such series shall have been duly executed and delivered

Aon plc

Aon Global Limited

Aon Global Holdings plc

Aon Corporation

Aon North America, Inc.

June 22, 2023

by ANA, authenticated by the Trustee and issued, all in accordance with the ANA Charter, the ANA Bylaws, the final resolutions of the ANA Board or a duly authorized committee thereof, the ANA Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the ANA Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

4. The Co-Issued Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of the applicable Issuers when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the applicable Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) a Prospectus Supplement with respect to the sale of such series of Co-Issued Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the applicable Indenture shall have been duly authorized, executed and delivered by the parties thereto; (iv) all necessary corporate action shall have been taken by each applicable Issuer to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Co-Issued Debt Securities as contemplated by the Registration Statement, the Prospectus and the Prospectus Supplement relating to such Co-Issued Debt Securities and the applicable Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of Co-Issued Debt Securities as contemplated by the applicable Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Co-Issued Debt Securities shall have been duly executed and delivered by, in the case of such a supplemental indenture, the parties to the applicable Indenture or, in the case of such an officers’ certificate, duly authorized officers of the applicable Issuers, in each case in accordance with the applicable Charters, Bylaws and final resolutions of the applicable Boards or duly authorized committees thereof and the applicable Indenture; and (vi) the certificates evidencing the Co-Issued Debt Securities of such series shall have been duly executed and delivered by the applicable Issuers, authenticated by the Trustee and issued, all in accordance with the applicable Charters, Bylaws, final resolutions of the applicable Boards or duly authorized committees thereof, the applicable Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the Co-Issued Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

Aon plc

Aon Global Limited

Aon Global Holdings plc

Aon Corporation

Aon North America, Inc.

June 22, 2023

5. Each Guarantee will constitute a validly issued and binding obligation of the applicable Guarantor when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the applicable Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) a Prospectus Supplement with respect to the sale of such Guarantee and the Debt Securities to which such Guarantee relates shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the applicable Indenture shall have been duly authorized, executed and delivered by the parties thereto (including, if applicable, such Guarantor); (iv) all necessary corporate action shall have been taken by the applicable Issuer(s) to authorize the form, terms, execution, delivery, performance, issuance and sale of the series of Debt Securities to which such Guarantee relates as contemplated by the Registration Statement, the Prospectus and the Prospectus Supplement relating to such Guarantee and the related Debt Securities and the applicable Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of Debt Securities as contemplated by the applicable Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Debt Securities shall have been duly executed and delivered by, in the case of such a supplemental indenture, the parties to the applicable Indenture or, in the case of such an officers’ certificate, duly authorized officers of the applicable Issuer(s), in each case in accordance with the applicable Charter, Bylaws, final resolutions of the applicable Board(s) or a duly authorized committee thereof and the applicable Indenture; (vi) the certificates evidencing the Debt Securities to which such Guarantee relates shall have been duly executed and delivered by the applicable Issuer(s), authenticated by the Trustee and issued, all in accordance with the applicable Charter, Bylaws, final resolutions of the applicable Board(s) or a duly authorized committee thereof, the applicable Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of such Debt Securities, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor; (vii) all necessary action shall have been taken by each Guarantor to authorize the terms, execution, delivery, performance and issuance of such Guarantor’s Guarantee as contemplated by the Registration Statement, the Prospectus and the Prospectus Supplement relating to the Debt Securities to which such Guarantee relates and the applicable Indenture; and (viii) if applicable, the notation of guarantee evidencing such Guarantee shall have been duly executed and delivered by the applicable Guarantor and issued, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers of the Debt Securities to which such Guarantee relates against payment of the agreed consideration therefor.

6. The Share Purchase Contracts will constitute valid and binding obligations of Aon plc when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a Prospectus Supplement with respect to the sale of such Share Purchase Contracts shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a

Aon plc

Aon Global Limited

Aon Global Holdings plc

Aon Corporation

Aon North America, Inc.

June 22, 2023

Share Purchase Contract Agreement relating to such Share Purchase Contracts shall have been duly authorized, executed and delivered by Aon plc and duly executed and delivered by the Share Purchase Contract Agent named in the Share Purchase Contract Agreement; (iv) the Aon plc Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the Aon plc Charter and the Aon plc Resolutions authorizing the execution, delivery, issuance and sale of such Share Purchase Contracts; (v) any necessary public limited company action under the laws of Ireland in respect of the issuance and sale of such Share Purchase Contracts shall have been taken by Aon plc; and (vi) certificates representing such Share Purchase Contracts shall have been duly executed, countersigned and registered in accordance with the Share Purchase Contract Agreement and shall have been duly delivered to the purchasers thereof in accordance with the Share Purchase Contract Agreement against payment of the agreed consideration therefor.

7. The Share Purchase Units will constitute valid and binding obligations of Aon plc when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a Prospectus Supplement with respect to the sale of such Share Purchase Units shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Aon plc Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the Aon plc Charter and the Aon plc Resolutions authorizing the execution, delivery, issuance and sale of such Share Purchase Units; (iv) if such Share Purchase Units consist of Preference Shares, any necessary public limited company action shall have been taken under the laws of Ireland to authorize and approve the issuance of such Preference Shares; (v) if such Share Purchase Units consist of Debt Securities, the actions described in paragraph 1, 2, 3 or 4 above, as applicable, shall have been taken; (vi) the actions described in paragraph 6 above shall have been taken; (vii) if such Share Purchase Units consist of debt obligations of a third party (other than Aon plc, AGH, Aon Corporation and ANA), any necessary action shall have been taken to authorize the issuance of such debt obligations; and (viii) certificates representing such Share Purchase Units shall have been duly executed, countersigned and registered and shall have been duly delivered to the purchasers thereof in accordance with the applicable definitive purchase, underwriting or similar agreement against payment of the agreed consideration therefor.

Our opinions are subject to bankruptcy, insolvency, bail-in, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, in each case, whether by operation of law, contract, judicial or regulatory action or otherwise. Our opinions are also subject to (i) provisions of law which may require that a judgment for money damages rendered by a court in the United States of America be expressed only in United States dollars, (ii)

Aon plc

Aon Global Limited

Aon Global Holdings plc

Aon Corporation

Aon North America, Inc.

June 22, 2023

requirements that a claim with respect to any Securities or other obligations that are denominated or payable other than in United States dollars (or a judgment denominated or payable other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (iii) governmental authority to limit, delay or prohibit the making of payments outside of the United States of America or in a foreign currency.

For the purposes of this opinion letter, we have assumed that, at the time of the issuance, sale and delivery of any of the Securities:

(i) the applicable Securities being offered will be issued and sold as contemplated in the Registration Statement, the Prospectus and the Prospectus Supplement relating thereto;

(ii) the execution, delivery and performance by the applicable Issuer of the applicable Indenture and each indenture supplement thereto, each Share Purchase Contract Agreement and any Securities, and the issuance, sale and delivery of such Securities by Aon plc, AGL, AGH, Aon Corporation and ANA, will not (A) contravene or violate the constituent documents of Aon plc, AGL, AGH, Aon Corporation and ANA, (B) violate any law, rule or regulation applicable to Aon plc, AGL, AGH, Aon Corporation and ANA, (C) result in a default under or breach of any agreement or instrument binding upon Aon plc, AGL, AGH, Aon Corporation and ANA or any order, judgment or decree of any court or governmental authority applicable to Aon plc, AGL, AGH, Aon Corporation and ANA or (D) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect);

(iii) the authorization thereof by Aon plc, AGL, AGH, Aon Corporation and ANA will not have been modified or rescinded, and there will not have occurred any change in law affecting the validity, legally binding character or enforceability thereof;

(iv) the Charters, the Bylaws and the Resolutions, each as currently in effect, will not have been modified or amended and will be in full force and effect; and

(v) Aon plc will have a number of authorized and unissued Class A Ordinary Shares sufficient to provide for the issuance of all Class A Ordinary Shares issuable upon exercise of any Share Purchase Contracts or Share Purchase Units, as applicable.

Aon plc

Aon Global Limited

Aon Global Holdings plc

Aon Corporation

Aon North America, Inc.

June 22, 2023

We have further assumed that each Indenture and each indenture supplement thereto, each Share Purchase Contract Agreement and each of the Guarantees will be governed by the laws of the State of New York.

With respect to each instrument or agreement referred to in or otherwise relevant to the opinions set forth herein (each, an “Instrument”), we have assumed, to the extent relevant to the opinions set forth herein, that: (i) each party to such Instrument (if not a natural person) was duly organized or formed, as the case may be, and was at all relevant times and is validly existing and in good standing under the laws of its jurisdiction of organization or formation, as the case may be, and had at all relevant times and has full right, power and authority to execute, deliver and perform its obligations under such Instrument; (ii) such Instrument has been duly authorized, executed and delivered by each party thereto; and (iii) except as set forth above, such Instrument was at all relevant times and is a valid, binding and enforceable agreement or obligation, as the case may be, of each party thereto.

This opinion letter is limited to the General Corporation Law of the State of Delaware and the laws of the State of New York (excluding the securities laws of the State of New York). We express no opinion as to the laws, rules or regulations of any other jurisdiction, including, without limitation, the federal laws of the United States of America or any state securities or blue sky laws.

We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement and to all references to our Firm included in or made a part of the Registration Statement. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

Very truly yours,

/s/ Sidley Austin LLP